Exhibit 99.1

For Information Contact:

Investor Relations

Varian, Inc.

650.424.5471

ir@varianinc.com

VARIAN, INC. REPORTS THIRD QUARTER 2009 RESULTS

PALO ALTO, Calif. — Varian, Inc. (NasdaqGS: VARI) today reported third quarter fiscal year 2009 revenues of $196.6 million, a decrease of 19.6% from the third quarter of fiscal year 2008.

Non-GAAP (adjusted) diluted earnings per share for the third quarter of 2009 were $0.52 (including $0.04 of share-based compensation expense), a decrease of 3.7% from the $0.54 (including $0.06 of share-based compensation expense) in the third quarter of 2008. On a GAAP basis, diluted earnings per share in the third quarter of 2009 were $0.47, compared to $0.38 in the third quarter of 2008.

Adjusted operating profit margin was 10.6% in the third quarter of 2009, compared to 9.6% in the prior-year quarter. On a GAAP basis, operating profit margin was 9.4% in the third quarter of 2009, compared to 7.1% in the same quarter a year ago.

Free cash flow, which is defined as operating cash flow less net fixed asset purchases, was $24.0 million, or 178% of GAAP net earnings, in the third quarter of 2009.

Revenues in the third quarter of fiscal year 2009 were lower than the prior-year quarter, but were relatively flat on a sequential basis. Despite the lower revenues, the company was able to maintain solid adjusted operating profit margins in the quarter, primarily due to the positive impact of efficiency improvements implemented in recent years, the benefit of cost reduction activities announced in January 2009 and positive foreign currency movements. The company also generated excellent free cash flow in the quarter, continuing to demonstrate the fundamental strength and flexibility of the business through this challenging economic environment.

For a complete reconciliation of non-GAAP (adjusted) financial information used in this press release to the most directly comparable GAAP financial information, please refer to the attached Reconciliations of GAAP to Adjusted Results, Actual.

Results by Segment

Scientific Instruments revenues for the third quarter of 2009 were $167.9 million, a decrease of 16.4% from the third quarter of the prior year. Adjusted operating profit margin was 11.0% in the third quarter of 2009, compared to 9.2% in the third quarter of the prior year. On a GAAP basis, operating profit margin was 9.5% in the third quarter of 2009, compared to 6.1% in the same quarter a year ago.

Vacuum Technologies revenues were $28.7 million in the third quarter of 2009, a decrease of 34.3% from the third quarter of 2008. Adjusted operating profit margin was 18.9% in the third quarter of 2009, compared to 17.7% in the third quarter of the prior year. On a GAAP basis, operating profit margin was 19.3% in the third quarter of 2009, compared to 17.7% in the prior-year quarter.

Cancellation of Conference Call

The company has cancelled its previously announced investor conference call to review its third quarter results that was scheduled for Wednesday, July 29, 2009, at 2:00 p.m. Pacific time.

Non-GAAP (Adjusted) Financial Measures

This press release includes non-GAAP (adjusted) financial measures for cost of sales, selling, general and administrative expenses, research and development expenses, purchased in-process research and development expenses, operating earnings, operating profit margins, impairment of private company equity investments, income tax expense, net earnings, diluted earnings per share and free cash flow. With the exception of free cash flow, these non-GAAP financial measures exclude acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses, restructuring and other related costs, and impairment of private company equity investments. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliations of GAAP to Adjusted Results attached to this press release. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and our cash flows.

We believe that excluding acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends. In addition, investors have indicated to us that they analyze the benefits of acquisitions based on the cash return on the investment made, and thus consider financial measures excluding acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses as important, useful information.

We similarly believe that excluding restructuring and other related costs (principally related to facility closures and employee terminations to reduce costs and improve operational efficiency) and impairment of private company equity investments provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding restructuring and other related costs and impairment of private company equity investments as important supplemental information useful to their understanding of our historical results and estimating of our future results.

We also believe that, in excluding acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses, restructuring and other related costs, and impairment of private company equity investments, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

We believe that the presentation of free cash flow provides investors with useful information on what is used by management to measure cash management performance, in making financial and operating decisions and to establish certain management compensation.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations and our cash flows, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science, environmental, energy, and applied research and other applications. The company provides complete solutions, including instruments, vacuum products, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc. employs approximately 3,500 people worldwide and operates manufacturing facilities in North America, Europe and Asia Pacific. Varian, Inc. had fiscal year 2008 sales of $1.0 billion, and its common stock is traded on the NASDAQ Global Select Market under the symbol “VARI.” Further information is available on the company’s Web site at http://www.varianinc.com.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Third Quarter FY 2009 and Third Quarter FY 2008

	Fiscal Quarter Ended
	July 3, 2009		June 27, 2008
Sales	$196,623		$244,449
Cost of sales	109,974	(1)	138,266	(7)

Gross profit	86,649		106,183

Operating expenses
Selling, general and administrative	54,444	(2)	68,797	(8)
Research and development	13,718	(3)	18,519	(9)
Purchased in-process research and development	—		1,488	(10)

Total operating expenses	68,162		88,804

Operating earnings	18,487	(4)	17,379	(11)
Interest income	350		1,200
Interest expense	(434)		(390)

Earnings before income taxes	18,403		18,189
Income tax expense	4,950	(5)	6,823	(12)

Net earnings	$13,453	(6)	$11,366	(13)

Net earnings per diluted share	$0.47	(6)	$0.38	(13)

Diluted shares outstanding	28,791		29,728

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$108,028 on an adjusted basis excluding $1,493 in acquisition-related intangible amortization and $453 in restructuring and other related costs.
(2)	$54,112 on an adjusted basis excluding $189 in acquisition-related intangible amortization and $143 in restructuring and other related costs.
(3)	$13,692 on an adjusted basis excluding $26 in restructuring and other related costs.
(4)	$20,791 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$5,674 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$15,033 and $0.52 per diluted share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$135,117 on an adjusted basis excluding $1,978 in acquisition-related intangible amortization, $646 in acquisition-related inventory write-up amortization and $525 in restructuring and other related costs.
(8)	$67,494 on an adjusted basis excluding $399 in acquisition-related intangible amortization and $904 in restructuring and other related costs.
(9)	$18,261 on an adjusted basis excluding $258 in restructuring and other related costs.
(10)	$0 on an adjusted basis excluding $1,488 related to an acquisition-related in-process research and development charge.
(11)	$23,577 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$8,328 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(13)	$16,059 and $0.54 per diluted share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (10) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

First Nine Months FY 2009 and First Nine Months FY 2008

	Nine Months Ended
	July 3, 2009		June 27, 2008
Sales	$610,285		$730,045
Cost of sales	338,791	(1)	403,684	(7)

Gross profit	271,494		326,361

Operating expenses
Selling, general and administrative	174,638	(2)	202,380	(8)
Research and development	42,977	(3)	53,889	(9)
Purchased in-process research and development	—		1,488	(10)

Total operating expenses	217,615		257,757

Operating earnings	53,879	(4)	68,604	(11)
Impairment of private company equity investment	—		(3,018	)(12)
Interest income	1,275		4,888
Interest expense	(1,091)		(1,274)

Earnings before income taxes	54,063		69,200
Income tax expense	17,383	(5)	24,463	(13)

Net earnings	$36,680	(6)	$44,737	(14)

Net earnings per diluted share	$1.27	(6)	$1.48	(14)

Diluted shares outstanding	28,924		30,309

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$330,467 on an adjusted basis excluding $4,567 in acquisition-related intangible amortization, $59 in acquisition-related inventory write-up amortization and $3,698 in restructuring and other related costs.
(2)	$169,192 on an adjusted basis excluding $924 in acquisition-related intangible amortization and $4,522 in restructuring and other related costs.
(3)	$41,889 on an adjusted basis excluding $1,088 in restructuring and other related costs.
(4)	$68,737 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$22,403 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$46,518 and $1.61 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$396,389 on an adjusted basis excluding $4,884 in acquisition-related intangible amortization, $1,236 in acquisition-related inventory write-up amortization and $1,175 in restructuring and other related costs.
(8)	$198,833 on an adjusted basis excluding $1,239 in acquisition-related intangible amortization and $2,308 in restructuring and other related costs.
(9)	$53,136 on an adjusted basis excluding $753 in restructuring and other related costs.
(10)	$0 on an adjusted basis excluding $1,488 related to an acquisition-related in-process research and development charge.
(11)	$81,687 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$0 on an adjusted basis excluding $3,018 related to the impairment of a private company equity investment.
(13)	$29,590 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) and (12) above.
(14)	$55,711 and $1.84 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (10) and (12) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except par value amounts)

	July 3, 2009	October 3, 2008
ASSETS

Current assets
Cash and cash equivalents	$166,377	$103,895
Accounts receivable, net	156,268	199,420
Inventories	146,817	161,039
Deferred taxes	31,235	32,287
Prepaid expenses and other current assets	15,465	15,663

Total current assets	516,162	512,304

Property, plant and equipment, net	114,869	110,343
Goodwill	215,705	218,208
Intangible assets, net	30,338	36,972
Other assets	26,954	24,089

Total assets	$904,028	$901,916

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$6,250	$—
Accounts payable	53,072	70,923
Deferred profit	10,205	10,957
Accrued liabilities	156,407	167,173

Total current liabilities	225,934	249,053

Long-term debt	12,500	18,750
Deferred taxes	4,012	4,341
Other liabilities	38,469	43,431

Total liabilities	280,915	315,575

Stockholders’ equity
Preferred stock—par value $0.01, authorized—1,000 shares; issued—none	—	—
Common stock—par value $0.01, authorized—99,000 shares; issued and outstanding—28,824 shares at July 3, 2009 and 28,917 shares at October 3, 2008	361,523	356,192
Retained earnings	218,074	184,678
Accumulated other comprehensive income	43,516	45,471

Total stockholders’ equity	623,113	586,341

Total liabilities and stockholders’ equity	$904,028	$901,916

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

	Fiscal Quarter Ended		Nine Months Ended
	July 3, 2009	June 27, 2008	July 3, 2009	June 27, 2008
Cash flows from operating activities
Net earnings	$13,453	$11,366	$36,680	$44,737
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	6,942	7,938	20,313	21,217
Gain on disposition of property, plant and equipment	(136)	(154)	(140)	(452)
Impairment of private company equity investment	—	—	—	3,018
Purchased in-process research and development	—	1,488	—	1,488
Share-based compensation expense	1,722	2,385	6,033	7,207
Deferred taxes	(399)	1,116	(1,054)	(540)
Unrealized loss (gain) on currency remeasurement	5,959	2,031	(404)	2,673
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	9,175	12,467	41,294	10,735
Inventories	10,668	(7,328)	11,850	(31,046)
Prepaid expenses and other current assets	(211)	1,482	18	490
Other assets	(215)	(691)	(1,363)	(726)
Accounts payable	(8,529)	(2,065)	(17,923)	1,222
Deferred profit	(2,362)	508	(814)	(3,966)
Accrued liabilities	(7,357)	(613)	(14,257)	3,200
Other liabilities	109	(37)	(904)	368

Net cash provided by operating activities	28,819	29,893	79,329	59,625

Cash flows from investing activities
Proceeds from sale of property, plant and equipment	864	478	6,110	1,265
Purchase of property, plant and equipment	(5,691)	(7,466)	(20,828)	(16,674)
Acquisitions, net of cash acquired	(182)	(37,689)	(2,429)	(52,898)
Private company equity investments	—	—	—	(18)

Net cash used in investing activities	(5,009)	(44,677)	(17,147)	(68,325)

Cash flows from financing activities
Repayments of debt	—	(6,250)	—	(6,250)
Repurchase of common stock	(148)	(10,369)	(7,623)	(81,892)
Issuance of common stock	968	2,528	3,283	15,761
Excess tax benefit from share-based plans	—	188	—	3,151
Transfers to Varian Medical Systems, Inc.	(76)	(178)	(441)	(600)

Net cash provided by (used in) financing activities	744	(14,081)	(4,781)	(69,830)

Effects of exchange rate changes on cash and cash equivalents	11,318	(343)	5,081	10,349

Net increase (decrease) in cash and cash equivalents	35,872	(29,208)	62,482	(68,181)
Cash and cash equivalents at beginning of period	130,505	157,423	103,895	196,396

Cash and cash equivalents at end of period	$166,377	$128,215	$166,377	$128,215

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands)

Third Quarter FY 2009 and Third Quarter FY 2008

and

First Nine Months FY 2009 and First Nine Months FY 2008

	Fiscal Quarter Ended		Nine Months Ended
	July 3, 2009	June 27, 2008	July 3, 2009	June 27, 2008
TOTAL COMPANY
Cost of Sales
U.S. GAAP as reported	$109,974	$138,266	$338,791	$403,684
Adjustments:
Acquisition-related intangible amortization	(1,493)	(1,978)	(4,567)	(4,884)
Acquisition-related inventory write-up amortization	—	(646)	(59)	(1,236)
Restructuring and other related costs	(453)	(525)	(3,698)	(1,175)

As adjusted	$108,028	$135,117	$330,467	$396,389

Selling, General and Administrative
U.S. GAAP as reported	$54,444	$68,797	$174,638	$202,380
Adjustments:
Acquisition-related intangible amortization	(189)	(399)	(924)	(1,239)
Restructuring and other related costs	(143)	(904)	(4,522)	(2,308)

As adjusted	$54,112	$67,494	$169,192	$198,833

Research and Development
U.S. GAAP as reported	$13,718	$18,519	$42,977	$53,889
Adjustments:
Restructuring and other related costs	(26)	(258)	(1,088)	(753)

As adjusted	$13,692	$18,261	$41,889	$53,136

Purchased In-Process Research and Development
U.S. GAAP as reported	$—	$1,488	$—	$1,488
Adjustments:
Acquisition-related in-process research and development charge	—	(1,488)	—	(1,488)

As adjusted	$—	$—	$—	$—

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Third Quarter FY 2009 and Third Quarter FY 2008

and

First Nine Months FY 2009 and First Nine Months FY 2008

	Fiscal Quarter Ended		Nine Months Ended
	July 3, 2009	June 27, 2008	July 3, 2009	June 27, 2008
TOTAL COMPANY (Continued)
Operating Earnings
U.S. GAAP as reported	$18,487	$17,379	$53,879	$68,604
Adjustments:
Acquisition-related in-process research and development charges	—	1,488	—	1,488
Acquisition-related intangible amortization	1,682	2,377	5,491	6,123
Acquisition-related inventory write-up amortization	—	646	59	1,236
Restructuring and other related costs	622	1,687	9,308	4,236

As adjusted	$20,791	$23,577	$68,737	$81,687

Operating Margins
U.S. GAAP as reported	9.4%	7.1%	8.8%	9.4%
Adjustments:
Acquisition-related in-process research and development charges	—	0.6	—	0.2
Acquisition-related intangible amortization	0.9	0.9	1.0	0.7
Acquisition-related inventory write-up amortization	—	0.3	0.0	0.2
Restructuring and other related costs	0.3	0.7	1.5	0.6

As adjusted	10.6%	9.6%	11.3%	11.1%

Impairment of Private Company Equity Investment
U.S. GAAP as reported	$—	$—	$—	$3,018
Adjustments:
Impairment of private company equity investment	—	—	—	(3,018)

As adjusted	$—	$—	$—	$—

Income Tax Expense
U.S. GAAP as reported	$4,950	$6,823	$17,383	$24,463
Adjustments:
Tax impact of adjustments:
Acquisition-related intangible amortization	531	747	1,783	2,025
Acquisition-related inventory write-up amortization	—	161	17	410
Impairment of private company equity investment	—	—	—	1,154
Restructuring and other related costs	193	597	3,220	1,538

As adjusted	$5,674	$8,328	$22,403	$29,590

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except per share data)

Third Quarter FY 2009 and Third Quarter FY 2008

and

First Nine Months FY 2009 and First Nine Months FY 2008

	Fiscal Quarter Ended		Nine Months Ended
	July 3, 2009	June 27, 2008	July 3, 2009	June 27, 2008
TOTAL COMPANY (Continued)
Net Earnings
U.S. GAAP as reported	$13,453	$11,366	$36,680	$44,737
Adjustments:
Acquisition-related in-process research and development charges	—	1,488	—	1,488
Acquisition-related intangible amortization	1,151	1,630	3,708	4,098
Acquisition-related inventory write-up amortization	—	485	42	826
Impairment of private company equity investment	—	—	—	1,864
Restructuring and other related costs	429	1,090	6,088	2,698

As adjusted	$15,033	$16,059	$46,518	$55,711

Diluted Earnings Per Share
U.S. GAAP as reported	$0.47	$0.38	$1.27	$1.48
Adjustments:
Acquisition-related in-process research and development charges	—	0.05	—	0.05
Acquisition-related intangible amortization	0.04	0.05	0.13	0.13
Acquisition-related inventory write-up amortization	—	0.02	0.00	0.03
Impairment of private company equity investment	—	—	—	0.06
Restructuring and other related costs	0.01	0.04	0.21	0.09

As adjusted	$0.52	$0.54	$1.61	$1.84

Free Cash Flow
U.S. GAAP as reported - Net cash provided by operating activities	$28,819	$29,893	$79,329	$59,625
Adjustments:
Proceeds from sale of property, plant and equipment	864	478	6,110	1,265
Purchase of property, plant and equipment	(5,691)	(7,466)	(20,828)	(16,674)

As adjusted - Free Cash Flow	$23,992	$22,905	$64,611	$44,216

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Third Quarter FY 2009 and Third Quarter FY 2008

and

First Nine Months FY 2009 and First Nine Months FY 2008

	Fiscal Quarter Ended		Nine Months Ended
	July 3, 2009	June 27, 2008	July 3, 2009	June 27, 2008
SCIENTIFIC INSTRUMENTS SEGMENT
Operating Earnings
U.S. GAAP as reported	$16,000	$12,199	$44,849	$54,509
Adjustments:
Acquisition-related in-process research and development charges	—	1,488	—	1,488
Acquisition-related intangible amortization	1,682	2,377	5,491	6,123
Acquisition-related inventory write-up amortization	—	646	59	1,236
Restructuring and other related costs	760	1,687	8,567	4,236

As adjusted	$18,442	$18,397	$58,966	$67,592

Operating Margins
U.S. GAAP as reported	9.5%	6.1%	8.8%	9.1%
Adjustments:
Acquisition-related in-process research and development charges	—	0.7	—	0.2
Acquisition-related intangible amortization	1.0	1.3	1.0	1.1
Acquisition-related inventory write-up amortization	—	0.3	0.0	0.2
Restructuring and other related costs	0.5	0.8	1.7	0.7

As adjusted	11.0%	9.2%	11.5%	11.3%

VACUUM TECHNOLOGIES SEGMENT
Operating Earnings
U.S. GAAP as reported	$5,557	$7,757	$19,233	$24,261
Adjustments:
Restructuring and other related costs	(137)	—	742	—

As adjusted	$5,420	$7,757	$19,975	$24,261

Operating Margins
U.S. GAAP as reported	19.3%	17.7%	19.3%	19.0%
Adjustments:
Restructuring and other related costs	(0.4)	—	0.7	—

As adjusted	18.9%	17.7%	20.0%	19.0%